Income Taxes	3 Months Ended
Mar. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
Note 9. Income Taxes

Venator uses the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. We evaluate deferred tax assets to determine whether it is more likely than not that they will be realized. Valuation allowances are reviewed on a tax jurisdiction basis to analyze whether there is sufficient positive or negative evidence to support a change in judgment about the realizability of the related deferred tax assets for each jurisdiction. These conclusions require significant judgment. In evaluating the objective evidence that historical results provide, we consider the cyclicality of Venator and cumulative income or losses during the applicable period. Cumulative losses incurred over the period limits our ability to consider other subjective evidence such as our projections for the future. Changes in expected future income in applicable tax jurisdictions could affect the realization of deferred tax assets in those jurisdictions.

We recorded income tax expense of $1 million and nil for the three months ended March 31, 2023 and 2022, respectively. Our tax expense is significantly affected by the mix of income and losses in tax jurisdictions in which we operate, as impacted by the presence of valuation allowances in certain tax jurisdictions.
We expect to release an uncertain tax position of approximately $12 million related to the settlement of an ongoing tax audit, anticipated to occur before December 31, 2023. A full valuation allowance is recognised against the deferred tax assets related to the position, so as a result, no impact to tax expense will occur.

At December 31, 2022, we concluded that there was insufficient positive evidence in our Spanish business to overcome negative evidence. As a result we recognized a full valuation allowance against Spanish net deferred tax assets of $50 million.

Based on management’s ongoing analysis of positive and negative evidence within our Malaysia business we concluded at September 30, 2022 that there was insufficient positive evidence to overcome a history of losses. As a result, we recognized a full valuation allowance against Malaysian net deferred tax assets of $9 million.

For U.S. federal income tax purposes Huntsman recognized a gain as a result of the IPO and the separation to the extent the fair market value of the assets associated with our U.S. businesses exceeded the basis of such assets for U.S. federal income tax purposes at the time of the separation. As a result of such gain recognized, the basis of the assets associated with our U.S. businesses was increased. Pursuant to the tax matters agreement entered into at the time of the separation, we are required to make a future payment to Huntsman for any actual U.S. federal income tax savings we recognize as a result of any such basis increase for tax years through December 31, 2028. As of each of March 31, 2023 and December 31, 2022 our total liability was $21 million. Any subsequent adjustment asserted by U.S. taxing authorities could change the amount of gain recognized with a corresponding basis and liability adjustment for us under the tax matters agreement.